United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 23, 2004

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

1-9396
(Commission File Number)

Delaware	86-0498599
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 2.02. Results of Operations and Financial Condition

During the second quarter of 2004, Fidelity National Financial, Inc. (the “Company”) restructured its business segments to more accurately reflect a change in the Company’s current operating structure. The Company has restated, as required by Regulation S-K and Statement of Financial Accounting Standards No. 131 “Disclosures about Segments of an Enterprise and Related Information, the description of the business, its summary financial data, its management’s discussion and analysis of financial condition and results of operations and its segment data and related disclosures contained in its audited consolidated financial statements at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and its management’s discussion and analysis of financial condition and results of operations and its segment data and selected disclosures for the quarterly periods ended March 31, 2004 and 2003 to reflect this change.

The restated items included as Exhibits hereto are restatements of items included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004 (the “Form 10-K”). These restated items continue to speak as of the date of Form 10-K and the disclosures have not been updated to speak to any later date.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 23.1	—	Consent of KPMG LLP
Exhibit 99.1	—	RESTATED ITEM 1. BUSINESS
Exhibit 99.2	—	RESTATED ITEM 6. SELECTED FINANCIAL DATA
Exhibit 99.3	—	RESTATED ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Exhibit 99.4	—	RESTATED ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
Exhibit 99.5	—	RESTATED ITEM 1 AND 2. CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE PERIODS ENDED MARCH 31, 2004 AND 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
Dated: November 23, 2004	By:	/s/ Alan L. Stinson
Alan L. Stinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of KPMG LLP
99.1	RESTATED ITEM 1. BUSINESS
99.2	RESTATED ITEM 6. SELECTED FINANCIAL DATA
99.3	RESTATED ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
99.4	RESTATED ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
99.5	RESTATED ITEM 1 AND 2. CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE PERIODS ENDED MARCH 31, 2004 AND 2003